EXHIBIT 99.2
     On January 3, 2007, Smith & Wesson Holding Corporation (the Company) completed its previously announced acquisition of Bear Lake Acquisition Corp. and its subsidiaries, including Thompson/Center Arms Company, Inc., for $102,000,000 in cash.
     The following unaudited pro forma condensed combined financial information of the Company and Bear Lake Acquisition Corp. is based on estimates and assumptions, which have been made solely for purposes of developing such pro forma information. The estimated pro forma adjustments arising from these acquisitions are derived from their respective preliminary purchase price allocations.
     The pro forma data are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if each transaction had been consummated as of May 1, 2005, October 31, 2006, or January 31, 2007, nor are the data necessarily indicative of future operating results or financial position.
     FOOTNOTE REFERENCE TO THE COLUMNS ON THE PRO FORMA CONDENSED COMBINED STATEMENTS:
     (A) As reported in the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2006, as filed with the SEC, or the Company’s quarterly report on Form 10-Q for the nine months ended January 31, 2007, as filed with the SEC.
     (B) Derived from Bear Lake Acquisition Corp.’s unaudited financial statements for the period from April 1, 2005 through March 31, 2006. In the opinion of management, all adjustments, consisting of normal and recurring adjustments, considered necessary for a fair presentation of the results of operations for the period presented have been included.
     (C) Derived from Bear Lake Acquisition Corp.’s unaudited financial statements as of September 30, 2006. In the opinion of management, all adjustments, consisting of normal and recurring adjustments, considered necessary for a fair presentation of the results of operations for the period presented have been included.
     (D) Derived from Bear Lake Acquisition Corp.’s unaudited financial statements for the period from May 1, 2006 through December 31, 2006. In the opinion of management, all adjustments, consisting of normal and recurring adjustments, considered necessary for a fair presentation of the results of operations for the period presented have been included.

SMITH & WESSON HOLDING CORPORATION and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
As of:

	Historical	Historical
	Smith & Wesson	Bear Lake	Pro forma		Pro Forma
	October 31, 2006 (A)	September 30, 2006 (C)	Adjustments		Combined
ASSETS
Current assets:
Cash and cash equivalents	$654,434	$934,786			$1,589,220
Accounts receivable, net of allowance for doubtful accounts	31,586,550	14,315,870			45,902,420
Inventories	21,619,744	12,418,817	3,000,000	(13)	37,038,561
Other current assets	2,316,452	1,383,778			3,700,230
Deferred income taxes	3,346,684	846,146	(941,600)	(17)	3,251,230
Income tax receivable	1,233,749	974,214			2,207,963
Assets held for sale	—	175,436	(175,436)	(7)	—

Total current assets	60,757,613	31,049,047	1,882,964		93,689,624

Property, plant and equipment, net	31,611,333	7,101,939	(1,261,939)	(12)	37,451,333
Intangibles, net	424,505	6,758,634	62,641,366	(8)	69,824,505
Goodwill	—	—	30,860,572	(21)	30,860,572
Deferred income taxes	7,358,194	—			7,358,194
Other assets	4,662,161	1,242,268	4,469,929	(1)	10,374,358

	$104,813,806	$46,151,888	$98,592,892		$249,558,586

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,428,999	$3,737,148			15,166,147
Accrued other expenses	3,922,840	2,061,001	1,250,000	(11, 14)	7,233,841
Accrued payroll	4,988,750	—	175,000	(15)	5,163,750
Accrued taxes other than income	1,177,493	158,095			1,335,588
Accrued profit sharing	2,059,805	600,000			2,659,805
Accrued workers’ compensation	404,264	—			404,264
Accrued product liability	2,293,616	1,238,832	221,000	(16)	3,753,448
Accrued warranty	1,416,780	231,199			1,647,979
Deferred revenue	4,836	—			4,836
Current portion of notes payable	6,245,335	9,600,690	(9,162,708)	(2)	6,683,317

Total current liabilities	33,942,718	17,626,965	(7,516,708)		44,052,975

Notes payable, net of current portion	13,452,502	1,746,064	26,253,936	(3, 9)	41,452,502

Convertible Debt, inclusive of issuance costs	—	—	80,000,000	(10)	80,000,000

Deferred tax liability	—	5,525,450	20,269,619		25,795,069

Notes payable to former stockholders, net of discounts and current amounts	—	11,334,277	(11,334,277)	(4)	—

Other non-current liabilities	7,625,513	839,454			8,464,967

Mandatorily redeemable series A preferred stock	—	5,445,000	(5,445,000)		—
Accumulated unpaid dividends series A preferred stock	—	991,697	(991,697)		—
Less: stockholder note receivable for purchase of stock	—	(345,000)	345,000		—

	—	6,091,697	(6,091,697)	(5)	—

Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—			—
Common stock, $.001 par value, 100,000,000 shares authorized, 40,835,422 shares on October 31, 2006 and 39,310,543 shares on April 30, 2006 issued	40,835	—			40,835
Additional paid-in capital	41,907,995	48,670	(48,670)	(6)	41,907,995
Retained earnings	14,240,243	2,939,311	(2,939,311)	(6)	14,240,243
Treasury stock, at cost (1,200,000 shares on October 31, 2006)	(6,396,000)	—			(6,396,000)

Total stockholders’ equity	49,793,073	2,987,981	(2,987,981)		49,793,073

	$104,813,806	$46,151,888	$98,592,892		$249,558,586

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME
for the year ended APRIL 30, 2006

	Historical	Historical	Pro forma		Pro Forma
	Smith & Wesson (A)	Bear Lake (B)	Adjusments		Combined
Net product and services sales	$157,874,717	$64,830,661	$—		$222,705,378
License revenue	2,173,907	—	—		2,173,907
Cost of products and services sold	110,354,558	36,478,047	—		146,832,605
Cost of license revenue	87,067	—	—		87,067

Gross profit	49,606,999	28,352,614	—		77,959,613

Operating expenses:
Research and development, net	348,788	269,311	—		618,099
Selling and marketing	16,546,671	10,364,293	—		26,910,964
General and administrative	21,255,031	10,109,095	1,071,818	(18)	32,435,944
Environmental expense (credit)	(3,087,810)	—	—		(3,087,810)

Total operating expenses	35,062,680	20,742,699	1,071,818		56,877,197

Income from operations	14,544,319	7,609,915	(1,071,818)		21,082,416

Other income/(expense):
Other income/(expense)	745,577	(10,492)	—		735,085
Interest income	112,322	115,716	—		228,038
Interest expense	(1,638,022)	(3,828,036)	(1,354,364	)(19)	(6,820,422)

Total other expense	(780,123)	(3,722,812)	(1,354,364)		(5,857,299)

Income before income taxes	13,764,196	3,887,103	(2,426,182)		15,225,117
Income tax expense (benefit)	5,062,617	1,273,625	(799,726	)(20)	5,536,516

Net income	$8,701,579	$2,613,478	$(1,626,456)		$9,688,601

Weighted average number of common and common equivalent shares outstanding, basic	36,586,794				36,586,794

Net income per share, basic	$0.24				$0.26

Weighted average number of common and common equivalent shares outstanding, diluted	39,787,045				39,787,045

Net income per share, diluted	$0.22				$0.24

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME
for the nine months ended January 31, 2007

	Historical	Historical	Pro forma		Pro Forma
	Smith & Wesson (A)	Bear Lake (D)	Adjustments		Combined
Net product and services sales	$152,266,586	$51,122,700	$—		$203,389,286
License revenue	1,485,367	—	—		1,485,367
Cost of products and services sold	104,007,751	30,415,609	—		134,423,360
Cost of license revenue	15,492	—	—		15,492

Gross profit	49,728,710	20,707,091	—		70,435,801

Operating expenses:
Research and development, net	836,440	194,910	—		1,031,350
Selling and marketing	15,344,369	8,420,806	—		23,765,175
General and administrative	18,701,983	7,039,334	409,533	(18)	26,150,850
Environmental expense (credit)	—	—	—		—

Total operating expenses	34,882,792	15,655,050	409,533		50,947,375

Income from operations	14,845,918	5,052,041	(409,533)		19,488,426

Other income/(expense):
Other income/(expense)	(754,159)	(125,780)	—		(879,939)
Interest income	200,432	—	—		200,432
Interest expense	(1,771,066)	(2,648,384)	(1,153,722	)(19)	(5,573,172)

Total other expense	(2,324,793)	(2,774,164)	(1,153,722)		(6,252,679)

Income before income taxes	12,521,125	2,277,877	(1,563,255)		13,235,747
Income tax expense (benefit)	4,745,505	740,685	(590,910	)(20)	4,895,280

Net income	7,775,620	$1,537,192	$(972,345)		8,340,467

Weighted average number of common and common equivalent shares outstanding, basic	39,633,534				39,633,534

Net income per share, basic	$0.20				$0.21

Weighted average number of common and common equivalent shares outstanding, diluted	41,410,899				41,410,899

Net income per share, diluted	$0.19				$0.20

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
Pro forma adjustments reflect only those adjustments which are factually determinable and do not include the impact of contingencies which will not be known until the resolution of the contingency. The allocation of the purchase price relating to these acquisitions is preliminary, pending the finalization of the Company’s review of certain of the accounts and the finalization of the appraisal of identifiable intangible assets.
(1)	Adjustment to loan origination fees not assumed as part of the acquisition and includes origination fees related to the acquisition line and convertible debt.

(2)	Adjustment to the current portion of long-term debt and the credit line not assumed as part of the acquisition.

(3)	Adjustment to long-term debt not assumed as part of the acquisition $1,746,064.

(4)	Adjustment to notes payable to former stockholders, net of discounts not assumed as part of the acquisition.

(5)	Adjustment to record the redemption of mandatorily redeemable series A preferred stock retired as part of the acquisition.

(6)	Adjustment to eliminate the equity of acquired company.

(7)	Adjustment to record property not purchased.

(8)	Adjustment to record the valuation of acquired intangible assets.

(9)	Adjustment to record line of credit borrowings to fund the acquisition $28,000,000.

(10)	Adjustment to record the issuance of convertible debt sold to fund the acquisition $80,000,000.

(11)	Adjustment to record estimated assumed liabilities at fair value.

(12)	Adjustment to property, plant, and equipment to its appraised value.

(13)	To adjust inventory to its fair value.

(14)	Record estimated professional fees as part of the acquisition $1,000,000.

(15)	Adjustment to record estimated liabilities at fair value.

(16)	Adjustment to record estimated liabilities at fair value.

(17)	Adjustment for deferred taxes related to the acquisition.

(18)	Adjustment to eliminate Bear Lake Acquisition Corp. amortization on previously recorded intangibles and record amortization on acquisition intangibles.

(19)	Adjustment to increase interest expense for borrowings related to acquisition. A ⅛% variance in the interest of the variable $28,000,000 acquisition line would add an additional $35,000 of interest expense, annually.

(20)	Adjustment to record estimated tax effect of pro forma adjustments.

(21)	Adjustment to record estimate good will.